                                                                    EXHIBIT 10.2

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                             STANDARD SUB-SUBLEASE
               (Short-form to be used with post 1995 AIR leases)

     1.   Parties. This Sublease, dated, for reference purposes only,
January 15, 2002, is made by and between Venture Catalyst Incorporated, a Utah
----------------                         -------------------------------------
Corporation ("Sub-Sublessor") and Metapa, Inc., a Delaware Corporation
-----------                       ------------------------------------
("Sub-Sublessee").
     2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 10960 Wilshire
                                                                  --------------
Boulevard, Suite #1410 located in the County of Los Angeles, State of California
----------------------                          -----------           ----------
and generally described as (describe briefly the nature of the property) the
                                                                         ---
Building is approximately 543,804 rentable square feet, Suite #1410 is 4,232
----------------------------------------------------------------------------
rentable square feet. ("Premises").
--------------------
     3.   Term.
          3.1 Term. The term of this Sublease shall be for twelve (12) months
                                                            ------------------
commencing on March 1, 2002 and ending on February 28, 2003 unless sooner
              -------------               -----------------
terminated pursuant to any provision hereof.
     4.   Rent.
          4.1 Base Rent. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $6,348.00 in advance, on the first (1st) day
                                   ---------                    -----------
of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof 12,696.00 as Base Rent for March 1, 2002 - March 31, 2002 and
                 ---------                  ----------------------------------
one (1) months security deposit Base Rent for any period during the term hereof
-------------------------------
which is for less than one month shall be a pro rata portion of the monthly installment.
     4.2 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.
     5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $6,348.00 as security for Sublessee's faithful performance of Sublessee's
       ---------
obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 4 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).
     6.   Use.
          6.1 Agreed Use. The Premises shall be used and occupied only for general office and for no other purpose.
--------------
     6.2 Compliance. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed.
     6.3  Acceptance of Premises and Lessee. Sublessee acknowledges that:
          (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,
          (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and
          (c) neither Sublessor, Sublessor's agents, not any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.
     In addition, Sublessor acknowledges that:
          (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and
          (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.
     7.   Master Lease.
          7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", a copy of which is attached hereto marked
Exhibit 1, wherein See Addendum
                   ------------
     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease and the Prime Lease.
     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease and the Prime Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease and/or the Prime Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the work "Lessee" is used it shall be deemed to mean the Sublessee herein.
     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: See Addendum
                        ------------
     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".
     7.6 Sublessee shall hold Sublessor and IXL., Inc. free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorney's fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease and the Prime Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

                                   Page 1 of 3
                                     REVISED
(c)1997 - American Industrial Real State Association            FORM SBS-1-3/97E

     7.8 Sublessor represents to Subless at the Master Lease is in full force and effect and that default exists on the part of any Party to the Master Lease.
  8. Assignment of Sublease and Default.
     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.
     8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.
     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.
     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.
  9.  Consent of Master Lessor.
     9.1 In the event that Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.
     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.
     9.3 In the event that Master Lessor does give such consent then:
         (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
         (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
         (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
         (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
         (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
         (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.
  10. Brokers Fee.
     10.1 Upon execution hereof by all parties, Sublessor shall pay to Lee &
                                                                       -----
Associates - Los Angeles West, Inc. West, Inc. a licensed real estate broker,
----------------------------------------------
("Broker"), a fee set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $6,094.08 for brokerage services rendered by Broker to Sublessor in this
---------
transaction.
     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.
     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.
     10.5 Any transferee of Sublessor's interest in this Sublease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.
  11. Attorney's Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.
  12. Additional Provisions. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]
  13. Tenant Improvements. Sublease must receive Landlord approval before doing any Tenant Improvement work. Sublessee shall receive the Premises "As-Is".
  14. Broker. Lee & Associates - West Los Angeles, Inc. shall act as a dual agent in this transaction.
  15. This Sub-Sublease is subject to the terms and conditions set forth on the Addendum attached hereto and made a part hereof.

                                  Page 2 of 3
                                    REVISED

--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
---------
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
--------------------------------------------------------------------------------



Executed at: San Diego                  Venture Catalyst Incorporated
            ------------------------    -----------------------------------
                                        a Utah Corporation
                                        -----------------------------------
on: February 14, 2002                   By: Kevin McIntosh
    --------------------------------        -------------------------------
Address: 591 Camino De La Reina #418    By: Lloyd Donald Speer, II
        ----------------------------        -------------------------------
         San Diego, CA 92108            "Sub-Sublessor" (Corporate Seal)


Executed at: Santa Monica               Metapa Inc., a Delaware Corporation
             -----------------------    -----------------------------------
on: February 14, 2002                   By: David Powell
    --------------------------------        -------------------------------
Address: 1606 Cloverfield Blvd.         By:
         ---------------------------        -------------------------------
         Santa Monica, CA  90404        "Sub-Sublessee" (Corporate Seal)


Executed at:                            IXL., Inc.
             -----------------------    ------------------------------------
on:                                     By: Jacques Tortoroli
    --------------------------------        --------------------------------
Address:                                By:
         ---------------------------        --------------------------------
                                        Sublessor (Corporate Seal)




NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-8777.


                                   Page 3 of 3
                                    REVISED

(C) 1997 - American Industrial Real Estate Association         FORM SBS-1-3/97E

                        ADDENDUM TO SUB-SUBLEASE BETWEEN
                        --------------------------------
                 VENTURE CATALYST INCORPORATED AND METAPA, INC.
                 ----------------------------------------------


1.   Defined Terms. The following terms used in the Sub-Sublease shall have the
     -------------
following meanings:

     (a)  "Sublessor" and "Sub-Sublessor" shall mean Venture Catalyst
          Incorporated.

     (b)  "Sublessee" and "Sub-Sublessee" shall mean Metapa, Inc.

     (c)  "this Sublease" shall mean this Sub-Sublease.

     (d) "Master Lease" shall mean that certain Sublease Agreement dated August 11, 2000 between Venture Catalyst Incorporated, as subtenant, and iXL, Inc., as sublandlord.

     (e)  "Master Lessor" shall mean iXL, Inc., a Delaware corporation.

     (f) "Prime Lease" shall mean that certain Lease dated October 14, 1997, as amended, between EOP-10960 Wilshire, L.L.C., successor-in-interest to Beacon Properties, L.P., as Landlord and iXL, Inc., as successor-in-interest to iXL-Los Angeles, Inc., as successor-in-interest to Boxtop Interactive, Inc.

2.   Representations. Sublessor hereby represents and warrants that the copy of
     ---------------
the Master Lease attached hereto as Exhibit "A" is a true, complete and correct copy thereof, that Sublessor is the sole owner of all right, title and interest of the tenant under the Master Lease and has not assigned the Master Lease or sublet or granted any other person or entity any rights, options or other interest in the Premises. Sublessor hereby represents and warrants that the copy of the Prime Lease attached hereto as Exhibit "B" is a true, correct and complete copy thereof, and that to the best of Sublessor's knowledge, there have been no additional amendments or modifications thereto, Prime Master Lessor is the sole owner of all right, title and interest of the Master Lessor under the Prime Lease and that Master Lessor is the sole owner of all right, title and interest of the tenant under the Prime Lease and of the Sublessor under the Master Lease.

3.   Renewal Rights. Sublessee shall be entitled to the rights of Sublessor, as
     --------------
subtenant under the Master Lease. If Master Lessor shall default in any of its obligations to Sublessor with respect to the Premises, Sublessee, at Sublessee's sole cost and expense, shall have the right in its own name, that of Sublessor, or both, to bring an action or proceeding with respect to such default, and Sublessee hereby is subrogated to the rights of Sublessor against Master Lessor. Sublessor agrees to take such steps, at Sublessee's sole cost and expense, as Sublessee may reasonably request to cooperate with Sublessee in any such legal proceeding or action. Notwithstanding anything to the contrary in the foregoing, Sublessor shall promptly forward to Master Lessor any requests or other communications made by Sublessee related to the performance by Master Lessor of its obligations under the Master Lease and shall promptly forward to Sublessee any communication received from the Master Lessor related to the Premises or the Sublease. Sublessor shall comply with all terms, conditions and covenants on its part to comply with under the Master Lease, including, without limitation, the obligation to pay rent and additional rent. Sublessor shall not terminate or cancel the Master Lease or this Sublease without the prior written consent of Sublessee to be granted or withheld in Sublessee's sole discretion. In addition, Sublessor shall not modify or amend the Master Lease in any manner which would adversely affect Sublessee or increase its obligations hereunder without Sublessee's prior written consent to be granted or withheld in Sublessee's sole discretion.

4.   Notice. Sublessor agrees to promptly forward to Sublessee at the Premises,
     ------
Attention: D'Arcy Young, with a copy to Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, Attention: Stephen L. Rabinowitz, Esq., copies of all notices or other communications (including, without limitation, notices of default) received or given by Sublessor in connection with the Premises, the Master Lease and/or the Sublease. Sublessor agrees that, at Sublessee's request, Sublessor shall promptly forward to Sublessor any request by Sublessee for any consent required under the Lease.

5. Section 7.4 of the Sublease is hereby amended to delete the word "None" and insert the following: "2, 5, 6, 7, 8, 16 and 17".

6.      Section 9.2 of the Sublease is hereby deleted.

7. The words "or anyone else liable" and the words "or this Sublease" are hereby deleted from Section 9.3(d) of the Sublease.

8. Upon the expiration date of this Sublease, Sublessee shall quit and surrender to Sublessor the Premises, broom clean and in as good order and condition as they were on the commencement date of this Sublease, ordinary wear excepted, and the Sublessee shall remove from the Premises all of its personal property which is not attached to the Premises.

9. Sublessor hereby consents to Sublessee's alterations to the Premises as more particularly set forth on the plans attached hereto and Exhibit A.

            [The remainder of this page is intentionally left blank.]

Executed as of February __, 2002.

                                Venture Catalyst Incorporated



                                By: /s/ Kevin McIntosh
                                    ----------------------------------
                                    Name: Kevin McIntosh
                                    Title: Chief Financial Officer


                                Metapa, Inc.



                                By: /s/ David Powell
                                    ----------------------------------
                                    Name: David Powell
                                    Title: Chief Executive Officer

                                   EXHIBIT B

                        ALTERATIONS REQUESTED BY METAPA
                        -------------------------------

1.  Enclose the telephone/server room.

2.  Enclose and create a conference room in the South East corner of the space.

3.  Build U-Shape desks in all of the cubicles and remaining space.

                                        6